EXHIBIT 99.1

UPLAND SOFTWARE ACQUIRES HIPCRICKET

AUSTIN, Texas (March 14, 2016) - Upland Software, Inc. (Nasdaq: UPLD), a leader in cloud-based Enterprise Work Management applications, today announced that it has acquired Hipcricket, a cloud-based mobile messaging platform used by internationally recognized brands and agencies to drive awareness, sales, and loyalty.

Hipcricket, which has powered over 400,000 mobile messaging campaigns, will be combined with Upland’s scalable and secure Mobile Commons mobile messaging solution to create the industry’s most powerful application-to-person mobile messaging platform. Mobile Commons has a strong enterprise customer base in healthcare, non-profit, advocacy, government, and education, all backed by outstanding global customer support. The addition of Hipcricket, with its strength among global brands and agencies, means the combined business will cover all major public and private sector verticals.

To learn more about application-to-person mobile messaging, visit: http://info.uplandsoftware.com/acquires-hipcricket-mobile-messaging.html

According to Pew Research, in America alone, 97% of smartphone users use text messaging every day. The Mobile Commons and Hipcricket application-to-person mobile messaging platforms leverage this ubiquitous technology, enabling clients to cost-effectively plan, deliver and measure targeted, personal, and engaging campaigns reaching millions of consumers every day.

“We are very pleased to welcome Hipcricket and its valued customers to the Upland family,” said Jack McDonald, chairman and CEO of Upland Software. “Mobile Commons and Hipcricket have powered some of the most successful mobile activations in history, from groundbreaking political campaigns to international marketing initiatives - and their combined strength will enable even greater customer success.”

“With Mobile Commons’ passion for driving amazing outcomes for our enterprise customers, we look forward to ensuring the ongoing success of Hipcricket customers,” said Jed Alpert, SVP and GM of Mobile Commons. “There will be no change in service or support levels for existing Hipcricket customers as we look to deliver even more value.”

The transaction will be immediately accretive to Upland’s Adjusted EBITDA per share. Further details regarding the transaction can be obtained in the Form 8-K filed March 14, 2016.

About Upland Software
Upland Software (Nasdaq: UPLD) is a leading provider of cloud-based Enterprise Work Management software. Our family of applications enables users to manage their projects,

professional workforce and IT investments, automate document-intensive business processes and effectively engage with their customers, prospects and community via the web and mobile technologies. With more than 1,600 customers and over 225,000 users around the world, Upland Software solutions help customers run their operations smoothly, adapt to change quickly, and achieve better results every day. To learn more, visit www.uplandsoftware.com.

About Hipcricket
Hipcricket, Inc. provides a unified mobile engagement platform that drives awareness, sales and loyalty. Its AD LIFE® platform has been used by internationally recognized brands and agencies to power more than 400,000 campaigns across SMS, 2D/QR codes, mobile websites, advertising networks, social media and branded apps. For more information, visit www.hipcricket.com.

Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per share, and constant currency revenue.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact for foreign currency fluctuations or our operating performance excluding not only non-cash charges, but also discrete cash charges that are infrequent in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and they are used by our institutional investors and the analyst community to help them analyze the health of our business. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the tables provided below in this release.
Upland defines Adjusted EBITDA as net loss, calculated in accordance with GAAP, plus discontinued operations, depreciation and amortization expense, interest expense, net, other expense (income), net, provision for income taxes, stock-based compensation expense, acquisition-related expenses, and non-recurring litigation expenses.
Upland defines non-GAAP net income (loss) as its net income (loss), plus the impact of amortization of purchased intangible assets, amortization debt discount, adjustments to original acquisition-based purchase accounting, stock-based compensation expenses, third party acquisition-related costs, non-recurring litigation expenses, and the related tax effect of the adjustments above.
Upland defines constant currency revenue as reported revenue adjusted for foreign currency exchange rates. In order to compute constant currency revenue, Upland converts the current period's local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue. The foreign exchange impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.

Forward-looking Statements
This press release contains forward-looking statements which are subject to substantial risks, uncertainties and assumptions. Accordingly, you should not place undue reliance on these forward-looking statements. Forward-looking statements include any statement that does not directly relate to any historical or current fact and often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "seek," "will," "may" or similar expressions. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: our financial performance and our ability to achieve, sustain or increase profitability or predict financial results; our ability to attract and retain customers; our ability to deliver high-quality customer service; lack of demand growth for Enterprise Work Management applications; our ability to effectively manage our growth; our ability to consummate and integrate acquisitions and mergers; maintaining our senior management and key personnel; our ability to maintain and expand our direct sales organization; the performance of our resellers; our ability to adapt to changing market conditions and competition; our ability to successfully enter new markets and manage our international expansion; fluctuations in currency exchange rates; the operation and reliability of our third-party data centers and other service providers; and factors that could affect our business and financial results identified in Upland's filings with the Securities and Exchange Commission (the "SEC"), including Upland's most recent 10-K, filed with the SEC on March 31, 2015, and our recent Quarterly Report on Form 10-Q filed with the SEC on November 16, 2015. Additional information will also be set forth in Upland's future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Upland makes with the SEC. The forward-looking statements herein represent Upland's views as of the date of this press release and these views could change. However, while Upland may elect to update these forward-looking statements at some point in the future, Upland specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the views of Upland as of any date subsequent to the date of this press release.

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